SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


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Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
    BY RULE 14A-6(E)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               STRATUS FUND, INC.
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                (Name of Registrant as Specified in Its Charter)

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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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

                               STRATUS FUND, INC.
                         GOVERNMENT SECURITIES PORTFOLIO
                                GROWTH PORTFOLIO
                             6811 SOUTH 27TH STREET
                                 P.O. BOX 82535
                          LINCOLN, NEBRASKA 68501-2535

                                      February  , 2005

Dear Shareholder,

        A Special Meeting of the shareholders of Stratus Fund, Inc., a Minnesota corporation (the "Fund"), has been scheduled for Thursday, March 24, 2005. At the Special Meeting, shareholders of the Fund will be asked to approve payment to Union Investment Advisors, Inc ("UIA"), the Fund's investment adviser, of its costs of providing investment advisory services during the period from August 1, 2001 through February 28, 2004, when there were no valid investment advisory agreements between the Fund and UIA.

        The investment advisory agreements between the Fund and UIA inadvertently were terminated because they were not properly renewed at the Board of Directors meeting held on July 20, 2001. The Fund discovered that the investment advisory agreements had terminated during August, 2003. A new investment advisory agreement between the Fund and UIA for the Fund's investment portfolios was approved by shareholders at a special meeting of shareholders held on February 26, 2004.

        The Special Meeting has been called to seek shareholder approval of the payment to UIA of its costs of providing investment advisory services to the Portfolios while there were no investment advisory agreements in force between the Fund and UIA. The Board of Directors of the Fund, including its independent directors, recommend that you vote FOR the proposal.

        The Board of Directors of the Fund is soliciting votes from shareholders of record as of February 1, 2005. If you are not currently a shareholder of the Fund but were a shareholder on February 1, 2005, you are still eligible to vote. While you are, of course, welcome to join us at the meeting, most shareholders cast their vote by filling out and signing the proxy card that accompanies the attached Proxy Statement. The attached Proxy Statement is designed to give you further information relating to the proposal on which you are being asked to vote. We encourage you to support the Board of Directors' recommendations on the proposal.

        Your vote is important to us. Please mark, sign, and date the enclosed proxy card and return it as soon as possible. For your convenience, we have enclosed a self-addressed stamped envelope. If you have questions about the proposal, please call (888) 239-5135 during normal business hours. Thank you for taking the time to consider these important proposals and for your investment in the Fund.

                                             Sincerely,


                                             Jon Gross
                                             President

                               STRATUS FUND, INC.
                         GOVERNMENT SECURITIES PORTFOLIO
                                GROWTH PORTFOLIO
                             6811 SOUTH 27TH STREET
                                 P.O. BOX 82535
                          LINCOLN, NEBRASKA 68501-2535



                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 24, 2005


TO THE SHAREHOLDERS OF STRATUS FUND, INC.:

        NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Stratus Fund, Inc., a Minnesota corporation (the "Fund"), will be held on Thursday, March 24, 2005, at 1:00 p.m. local time, at the offices of the Fund located at 6801 South 27th Street, Lincoln, Nebraska 68501 (the "Special Meeting"). At the Special Meeting, shareholders of the Government Securities Portfolio and the Growth Portfolio (each, a "Portfolio" and together, the "Portfolios") of the Fund will be asked to approve the following proposals:

        1. To approve payment to the Fund's investment adviser, Union Investment Advisors, Inc. ("UIA"), of the costs it incurred in providing investment advisory services to the Fund for the period of time that there were no investment advisory agreements in force between the Fund and UIA following the inadvertent termination of the investment advisory agreements between the Fund and UIA.

        2. To transact such other business as may properly come before the Special Meeting, or any adjournment or postponement thereof.

        Shareholders of record at the close of business on February 1, 2005, are entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof.

        SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID RETURN ENVELOPE THE ACCOMPANYING PROXY WHICH IS BEING SOLICITED BY THE MANAGEMENT OF THE FUND. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE FUND AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                            By Order of the Board of Directors,

                                            TANYA LEBSOCK
                                            Secretary

Lincoln, Nebraska
February    , 2005

                               STRATUS FUND, INC.
                         GOVERNMENT SECURITIES PORTFOLIO
                                GROWTH PORTFOLIO
                             6801 SOUTH 27TH STREET
                                 P.O. BOX 82535
                          LINCOLN, NEBRASKA 68501-2535


                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 24, 2005


                               GENERAL INFORMATION

        This Proxy Statement and the accompanying proxy card are being furnished to the shareholders of record of Stratus Fund, Inc., a Minnesota corporation (the "Fund"), in connection with the solicitation of proxies by the Board of Directors of the Fund for use at the Special Meeting of shareholders to be held on March 24, 2005 and at any adjourned session thereof (such meeting and any adjournment thereof are hereinafter referred to as the "Special Meeting"). The Special Meeting is scheduled to be held at 1:00 p.m. local time at the offices of the Fund located at 6801 South 27th Street, Lincoln, Nebraska 68501.

                           PURPOSE OF SPECIAL MEETING

        The investment advisory agreements between the Fund and its investment adviser, Union Investment Advisors, Inc. ("UIA"), for the Fund's Government Securities Portfolio and Growth Portfolio (each, a "Portfolio" and together, the "Portfolios") inadvertently were terminated because they were not properly renewed at the Board of Directors meeting held on July 20, 2001. The Fund discovered that the investment advisory agreements had terminated during August, 2003. A new investment advisory agreement between the Fund and UIA for the Portfolios was approved by shareholders at a special meeting of shareholders held on February 26, 2004.

        The Special Meeting has been called to seek shareholder approval of the payment to UIA of its costs of providing investment advisory services to the Portfolios while there were no investment advisory agreements in force between the Fund and UIA. The Board of Directors of the Fund, including its independent directors, recommend that you vote FOR the proposal.

        The Fund expects to solicit proxies principally by mail, but the Fund may also solicit proxies by telephone or personal interview. The expenses of this solicitation and the Special Meeting will be paid by UIA. This Proxy Statement was first mailed to shareholders on or about February , 2005. The most recent Annual Report for the Fund for the fiscal year ended June 30, 2004, and the semi-annual report for the six month period ended December 31, 2003, which were previously mailed to Fund shareholders, are also available at no cost, upon written or oral request by contacting the Fund at 6801 South 27th Street, Lincoln, Nebraska 68501, or by calling (888) 239-5135.

        The Board of Directors has fixed the close of business on February 1, 2005 as the record date (the "Record Date") for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting. As of that date, there were 9,193,459 outstanding shares of the Fund, 5,176,169 and 4,017,291 outstanding shares of the Government Securities Portfolio and the Growth Portfolio, respectively. Each share is entitled to one vote on each applicable matter to come properly before the Special Meeting.

                         QUORUM AND VOTING REQUIREMENTS

        Unless specific instructions are given to the contrary, the persons named in the accompanying proxy will vote the number of shares represented thereby as directed by the proxy, or, in the absence of such direction, such shares will be voted in favor of (i.e., "FOR") the proposal described herein. A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist if ten percent (10%) of the outstanding shares of the applicable Portfolio are present in person or by proxy at the Special Meeting.

        Assuming a quorum is present, the vote necessary to approve the proposal requires, with each Portfolio voting separately, the lesser of:

        o the affirmative vote of 67% or more of the voting securities of such Portfolio present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of such Portfolio are present or represented by proxy; or

        o the affirmative vote of more than 50% of the outstanding voting securities of such Portfolio.

        Abstentions and broker non-votes will be counted as shares present at the Special Meeting for purposes of establishing a quorum. Abstentions and broker non-votes will not count as votes cast, and will have the effect of votes against the proposal.

        If a quorum is not present by the time scheduled for the Special Meeting, or if a quorum is present but sufficient votes in favor of the proposal described in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment those proxies which instruct them to vote in favor of the proposal to be considered at the adjourned Special Meeting, and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on the proposal to be considered at the adjourned Special Meeting. Even though you sign and return the accompanying proxy, you may revoke it by giving written notice of such revocation to the Secretary of the Fund prior to the Special Meeting, by delivering a subsequently dated proxy or by attending and voting at the Special Meeting in person.

                         APPROVAL OF PAYMENT OF COSTS OF
                     PROVIDING INVESTMENT ADVISORY SERVICES

INTRODUCTION

        The investment advisory agreements between the Fund and UIA, for each Portfolio, inadvertently were terminated because they were not properly renewed at the Board of Directors meeting held on July 20, 2001. The Fund discovered that the investment advisory agreements had terminated during August, 2003. A new investment advisory agreement between the Fund and UIA for the Portfolios was approved by shareholders at a special meeting of shareholders held on February 26, 2004.

        The staff of the Securities and Exchange Commission has interpreted
Section 15 of the Investment Company Act of 1940 (the "1940 Act") to only permit an investment adviser to be paid the lesser of its costs in providing investment advisory services to a fund or the amount of the advisory fee called for under an advisory agreement in circumstances where the advisory agreement has terminated. The staff has also indicated that an adviser may be paid that amount only if the payment is approved by shareholders.

        UIA deposited all of the advisory fees that it received while there were no investment advisory agreements in force between UIA and the Fund into an escrow account pursuant to the terms of an Escrow Agreement. The Special Meeting has been called to seek shareholder approval of the payment to UIA of $810,816 for the Growth Portfolio and $535,357 for the Government Securities Portfolio as reimbursement for its costs of providing investment advisory services to the Portfolios while there were no investment advisory agreements in force between the Fund and UIA. If the proposal is not approved by the shareholders of a Portfolio, amounts in the escrow account attributable to that Portfolio will be paid to the Fund, and the Fund will distribute these amounts to impacted shareholders of the Portfolio during the period from August 1, 2001 to February 28, 2004. The Board of Directors of the Fund, including the independent directors, recommend that you vote FOR the proposal.

EXPIRATION OF THE FUND'S ADVISORY AGREEMENTS

        LEGAL BACKGROUND

        Section 15 of the 1940 Act requires that a fund's investment advisory agreement be in writing and be approved initially by both (i) the fund's board of directors (including a majority of its independent directors) and (ii) the fund's shareholders. The investment advisory agreement may have an initial term of two years, but must be approved annually thereafter at an in person meeting by a majority of the fund's board of directors, including a majority of its independent directors. In the event that a fund's board fails to approve the fund's investment advisory agreement at least annually, the agreement will automatically lapse. As a result, the fund would no longer have a valid investment advisory agreement and must arrange for a new agreement to be adopted by the fund's board of directors and shareholders.

        SEQUENCE OF EVENTS

        On October 30, 1992, and August 1, 1993, respectively, the Fund entered into investment advisory agreements with Union Bank and Trust Company, as investment adviser, with respect to the Growth Portfolio and the Government Securities Portfolio (the "Original Advisory Agreements"). On May 1, 2001, the Original Advisory Agreements were assigned to UIA and UIA has acted as investment adviser to the Portfolios continuously since that date.

        On July 20, 2001, the Fund's Board of Directors held its annual board meeting. Among the items on the agenda was the annual renewal of the Fund's investment advisory agreements with UIA with respect to each Portfolio. At the meeting, the members of the Board of Directors in attendance unanimously approved renewal of the existing investment advisory agreements. However, a majority of the Fund's independent directors were not present in person at the meeting. Consequently, the investment advisory agreements were not renewed in accordance with the requirements of the 1940 Act and terminated.

        The Board was unaware that its attempt to renew the Original Advisory Agreements on July 20, 2001 was ineffectual. The Board approved the continuation of the Original Advisory Agreements on July 30, 2002 and July 29, 2003, believing that the Original Advisory Agreements remained in effect. In each instance, the Board's intent was to continue the Original Advisory Agreements with UIA uninterrupted for the next year, and but for the Board's inadvertence, the agreements would have been continued. Despite the termination of the Original Advisory Agreements, UIA continued to provide the Portfolios with the services called for under those agreements.

NEW ADVISORY AGREEMENT

        In connection with a routine examination, the staff of the Securities and Exchange Commission noted that the minutes of the July 20, 2001 board meeting indicated the presence of only two of the Fund's four independent directors. After reviewing this matter with Fund management and legal counsel, the Board concluded that the Original Advisory Agreements had terminated and that the Fund was without a valid investment advisory agreement with respect to both Portfolios.

        UIA requested that the Fund's Board consider approving a new investment advisory agreement substantially identical to those that lapsed in July 2001. At a meeting of the Board of Directors on September 15, 2003, the Board approved a new investment advisory agreement (the "New Advisory Agreement") and recommended that it be submitted to the Fund's shareholders for approval.

        The terms of the New Advisory Agreement are similar in all material respects to the Original Advisory Agreements, except that a single agreement was proposed for both Portfolios. Pursuant to the New Advisory Agreement, subject to the supervision and direction of the Board, UIA is responsible for managing each Portfolio in accordance with the Portfolio's stated investment objective and policies. UIA is responsible for providing investment advisory services as well as conducting a continual program of investment, valuation and, if appropriate, sale and reinvestment of the Portfolio's assets.

        Under the New Advisory Agreement, UIA is entitled to investment advisory fees equal to the following percentage of each Portfolio's average daily net assets on an annualized basis:

            Portfolio                               Investment Advisory Fee
            ---------                               -----------------------

Government Securities Portfolio                                      0.50%

Growth Portfolio                                                     0.75%


These advisory fees are identical to those under the Original Advisory
Agreements.

        The New Advisory Agreement has an initial term of two years, and will remain in effect thereafter so long as it is approved by a majority of the Directors of the Fund, including a majority of the Independent Directors. The New Advisory Agreement is terminable at any time on 60 days written notice without penalty by the Directors, by vote of a majority of the outstanding shares of a Portfolio, or upon 90 days written notice, by UIA. The New Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

        At the September 15, 2003 Board Meeting, the Directors considered the similarity of the New Advisory Agreement to the Original Advisory Agreements and the fact that the Board had intended to continue the Original Advisory Agreements in July 2001, 2002 and 2003. In determining whether or not it was appropriate to approve the New Advisory Agreement and to recommend approval to shareholders, the Directors considered various materials and information provided by UIA with respect to each Portfolio, including information relating to the following factors:

        o The extent and quality of investment advisory services each Portfolio will receive for the advisory fee payable under the agreement;

        o The fees charged by other investment advisers providing comparable services to similar investment companies;

        o The extent to which UIA receives benefits such as research services as a result of the brokerage generated by the Fund;

        o The conditions and trends prevailing generally in the economy, the securities markets and the mutual fund industry; and

        o       The historical relationship between each Portfolio and UIA.

        The Board noted that the fees under the New Advisory Agreement are unchanged from those under the Original Advisory Agreements and that those fees were within the range of fees charged by other investment advisers with respect to similar funds. The Board also determined that the fees are fair in relation to the advisory services provided, having reviewed both fund performance and fund expenses, among other things. After considering all of these factors, the Directors, including a majority of the Independent Directors, unanimously approved the New Advisory Agreement.

        The New Advisory Agreement was approved by the shareholders of each Portfolio at a special meeting of shareholders on February 26, 2004.

THE ADVISER

        UIA is organized as a Nebraska corporation and is controlled by and is a subsidiary of Farmers & Merchants Investments, Inc., a Nebraska bank holding company located at 6801 S. 27 St., Lincoln, Nebraska 68512. The name, address and principal occupation of the principal executive officer and each director of UIA is set forth in the table below:


     Name and Address         Position               Principal Occupation
     ----------------         --------               --------------------

 Jon Gross                President, Chief       President, Union Investment
 6801 S. 27th St.       Executive Officer and    Advisors, Inc.; President,
 Lincoln, NE  68512           Director           Stratus Fund, Inc.; First Vice
                                                 President and Investment
                                                 Officer, Union Bank and Trust
                                                 Company; Chief Executive
                                                 Officer; Adminisystems, Inc.;
                                                 Vice President and Managing
                                                 Director, Nelnet Capital, LLC

 William Eastwood       Chairman and Director    Senior Vice President & Chief
 6801 S. 27th St.                                Investment Officer, Union Bank
 Lincoln, NE  68512                              and Trust Company

 Mark Portz              Vice President and      Vice President and Investment
 6801 S. 27th St.             Director           Officer, Union Bank and Trust
 Lincoln, NE  68512                              Company; President, UFS
                                                 Securities, LLC


        For the fiscal year ended June 30, 2004, the investment advisory fees paid to UIA by the Government Securities Portfolio and the Growth Portfolio were $279,118 and $401,952, respectively.

ESCROW AGREEMENT

        Because of the inadvertent failure by the Board of Directors to properly approve continuation of the original advisory agreements, the Fund did not have valid advisory agreements for the Growth Portfolio and the Government Securities Portfolio for the period from August 1, 2001 through February 28, 2004. The staff of the Securities and Exchange Commission has interpreted Section 15 of the 1940 Act to only permit an investment adviser to be paid the lesser of its costs in providing investment advisory services to a fund or the amount of the advisory fee called for under an advisory agreement in circumstances where the advisory agreement has terminated. The staff has also indicated that an adviser may be paid that amount only if the payment is approved by shareholders.

        In accordance with those interpretations, the Fund, UIA, Nelnet Capital, LLC, the Fund's principal underwriter, and Cornhusker Bank in its capacity as escrow agent (the "Escrow Agent"), entered into an Escrow Agreement dated December 20, 2004, a copy of which is attached to this proxy statement as Exhibit A. Pursuant to the Escrow Agreement, UIA delivered to the Escrow Agent the sum of $1,641,976 representing all of the advisory fees paid by the Fund to UIA during the period from August 1, 2001 through February 28, 2004 /1.

        Under the terms of the Escrow Agreement, UIA agreed, in consultation with the Fund, to determine its costs of providing advisory services during the period from August 1, 2001 through February 28, 2004, and if its costs are lower than the fees paid, the difference was to be released from escrow and paid to the Fund. The Fund also agreed to convene this Special Meeting of the shareholders of the Portfolios to consider a proposal to permit UIA to receive as payment for the investment advisory services it provided the lower of its costs or the fee paid under the Original Advisory Agreements. If the proposal is approved by shareholders, the approved amounts will be released from escrow and paid to UIA. If the proposal is not approved by the shareholders of a Portfolio, the remaining funds held in escrow attributable to that Portfolio will be released and paid to the Fund. The Fund will use the amounts it receives from the escrow to reimburse shareholders of the Portfolios during the period from August 1, 2001 through February 28, 2004. Funds released from escrow will consist of distribution fees paid by the Fund after the inadvertent termination of the fund's distribution plan, amounts in excess of UIA's costs of providing advisory services released to the Fund as described below, plus amounts attributable to UIA's costs of providing advisory services if the proposal is not approved by the shareholders of a Portfolio. De minimis reimbursement amounts, as determined by the Fund, owed to shareholders will be retained by the Fund, and will inure, indirectly, to the benefit of shareholders during the period from August 1, 2001 through February 28, 2004 who still own shares.

DETERMINATION OF COSTS AND PAYMENT FROM THE ESCROW ACCOUNT

        Pursuant to the Escrow Agreement, UIA undertook to determine its costs of providing investment advisory services during the period from August 1, 2001 through February 28, 2004. UIA is a wholly owned subsidiary of Farmers & Merchants Investments, Inc. Farmers & Merchants Investments, Inc. also controls Union Bank and Trust Company, Lincoln, Nebraska ("UBT"), a Nebraska state bank. The individuals responsible for providing investment advisory services to the Fund are also employees of the Investment Division of UBT. Because of the nature of the relationship between UIA and UBT, actual costs incurred by UIA in the management of the Funds were not tracked, and UIA as a separate entity had no profit or loss. In light of that fact, UIA made a good faith estimate of the costs associated with management of the Fund. In making that estimate, a portion

--------
/1 Nelnet Capital, LLC delivered to the Escrow Agent the sum of $6,900 representing all of the distribution fees paid by the Fund after the inadvertent termination of the Fund's distribution plan.

of the costs and expenses of the Investment Division of UBT were allocated to UIA, based upon the percentage that the total assets of the Fund represented of the total assets attributable to UBT's Investment Division. Direct costs and expenses incurred by UIA were also included. UIA determined that its costs of providing investment advisory services to the Portfolios were $1,346,173, with $810,816 attributable to the Growth Portfolio and $535,357 attributable to the Government Securities Portfolio. UIA's costs of providing services to the Portfolios were lower than the advisory fees paid by the Fund.

        The Board of Directors of the Fund considered UIA's determination of its costs of providing advisory services during the period from August, 2001 through February, 2004 at a meeting held on January 21, 2005. UIA had previously furnished to the Board of Directors a written report describing the methodology used to determine its costs, which was reviewed at the meeting. UIA noted that there was support for an alternate approach for calculating its costs that would have resulted in higher costs and lower profit to UIA. However, UIA concluded that the methodology it employed was more conservative and less subjective. UIA also advised the Directors that the estimated profit received by UIA of $295,802 represents a higher profit margin than that achieved by the Investment Division of UBT during the time in question. The independent Directors of the Fund unanimously accepted and approved the cost determination at the meeting.

        In accordance with Section 5(a)(ii) of the Escrow Agreement, the sum of $295,802 representing UIA's estimated profit from providing investment advisory services during the period from August 1, 2001 to February 28, 2004, was paid to the Fund /2. Upon receipt, the Fund recorded the transferred amount as an asset, and recorded a corresponding liability to shareholders to reflect the Fund's commitment to return those amounts to shareholders as described in the Escrow Agreement.

BOARD DELIBERATIONS

        The Board of Directors discussed appropriate payments to UIA for the advisory services it provided after the inadvertent termination of the Original Advisory Agreements at meetings held on July 23, 2004 and October 28, 2004. At a special meeting held on December 15, 2004, the Board of Directors of the Fund resolved to recommend that shareholders approve the proposal. In reaching that conclusion, the Board of Directors noted that the inadvertent termination of the Original Advisory Agreements had occurred through no fault of UIA. UIA continued to provide advisory services in good faith after the termination of the Original Advisory Agreements. In effect, the Portfolios received the advisory services that had been bargained for under the Original Advisory Agreements so that it did not appear to the Board of Directors that shareholders had been harmed by the inadvertent termination. UIA incurred costs in providing advisory services to the Portfolios and the Board of Directors concluded that, at a minimum, UIA should be compensated for those costs. The Board of Directors also noted that the shareholders of the Portfolio had overwhelmingly approved the New Advisory Agreement with UIA at the special meeting held on February 26, 2004. The Board of directors noted that denying UIA any compensation for the advisory services it provided might impair its ability to provide future advisory services to the Portfolios.

-----------------
/2 The sum of $6,900 representing the distribution fees paid by the Fund after the termination of its distribution plan, was also paid to the Fund.

        The independent Directors of the Fund unanimously recommends that the shareholders of each portfolio vote "FOR" approval of the payment to UIA of its costs of providing advisory services.


                               GENERAL INFORMATION

THE ADVISER

        Union Investment Advisors, Inc., 6801 S. 27th Street, Lincoln, Nebraska 68512, acts as the investment adviser to the Portfolios.

DISTRIBUTOR

        UFS Securities, LLC, 6801 S. 27th Street, Lincoln, Nebraska 68512, acts as the Fund's distributor.

ADMINISTRATOR

        Adminisystems, Inc. (formerly known as Lancaster Administrative Services, Inc.), 6801 S. 27th Street, Lincoln, Nebraska 68512 acts as the administrator for the Fund.

BENEFICIAL OWNERS

        The following table provides the name and address of any person (excluding Directors and officers) who, to the knowledge of the Fund, owned beneficially 5% or more of the outstanding shares of each Portfolio as of January 20, 2004. Substantially all of the shares of each Portfolio are held of record in omnibus accounts established by UBATCO & CO as nominee for Union Bank and Trust Company, 6801 S. 27th St., Lincoln, NE 68512.

          Portfolio            Name & Address             Shares    % Ownership
          ---------            --------------             ------    -----------

Growth Portfolio         Crete Carrier 401(k) Plan        518,317      12.90%
                         P.O. Box 82118
                         Lincoln, NE  68528

                         Union Bank and Trust Company     418,905      10.43%
                         Profit Sharing & 401(k) Plan
                         6801 S. 27th St.
                         Lincoln, NE  68512

                         Linweld 401(k) Plan/PSP          243,648       6.06%
                         2900 S. 70th St. Suite 400
                         Lincoln, NE  68506

                         Nelnet 401(k) Plan               208,762       5.20%
                         121 S 13 St. Suite 301
                         Lincoln, NE  68508

          Portfolio            Name & Address             Shares    % Ownership
          ---------            --------------             ------    -----------

Government Securities    Union Bank and Trust Company     398,222       7.69%
Portfolio                Profit Sharing & 401(k) Plan
                         6801 S. 27th St.
                         Lincoln, NE  68512

                         Crete Carrier 401(k) Plan        905,030      17.48%
                         400 NW 56th St.
                         Lincoln, NE  68528

                         Nelnet 401(k) Plan               310,594       6.00%
                         121 S 13 St. Suite 301
                         Lincoln, NE  68508

        The following table also provides information as of December 31, 2004, regarding the beneficial ownership of outstanding shares of the respective Portfolios, as applicable, by (i) each Director of the Fund, (ii) each executive officer of the Fund and (iii) all Directors and executive officers as a group.

                         Government Securities Portfolio
                         -------------------------------

                Name of                 Shares Owned            Percent
       Director/Nominee/Officer          Beneficially         of Portfolio
       ------------------------        ---------------       --------------
R. Paul Hoff                                    13                  *
Jon Gross                                    1,703                  *
Tanya Lebsock                                  588                  *
Jeff Jewell                                    545                  *
All directors and executive officers         2,849                  *
as a group

----------------------
*Less than 1%

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

                                Growth Portfolio
                                ----------------

                Name of                     Shares Owned           Percent
       Director/Nominee/Officer             Beneficially         of Portfolio
       ------------------------             ------------         ------------
Stan Schrier                                    2,202                 *
R. Paul Hoff                                    9,247                 *
Jon Gross                                       1,684                 *
Jeff Jewell                                       508                 *
Tanya Lebsock                                     683                 *
All directors and executive officers           14,324                 *
as a group

*Less than 1%.


SHAREHOLDER PROPOSALS

        Under its Articles of Incorporation and under Minnesota law, the Fund is not required to hold annual shareholder meetings. Shareholders who wish to present a proposal for action or suggestions as to nominees for the Board of Directors at the next meeting of shareholders of the Fund, should submit their proposal or suggestions to the Secretary of the Fund within a reasonable time in advance of any such meeting for inclusion in the Fund's proxy statement and form of proxy for such meeting. The Board of Directors will give consideration to shareholder suggestions as to nominees for the Board of Directors, shareholders also retain the right, under limited circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

                                  OTHER MATTERS

        The Directors do not know of any matters to be presented at the Special Meeting other than those set forth in this Proxy Statement. If any other business should come before the Special Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment and in the best interests of shareholders.

                             SOLICITATION OF PROXIES

        The accompanying form of proxy is being solicited on behalf of the Board. The expense of solicitation of proxies for the Meeting will be paid by UIA. In addition to the mailing of the proxy material, such solicitation may be made in person or by written communication, telephone or telegraph by directors, officers or employees of the Fund.

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


              ANNUAL REPORT AND STATEMENT OF ADDITIONAL INFORMATION

        The Fund will provide, without charge, to each person solicited by this Proxy Statement, on the oral or written request of any such person, a copy of the Fund's most recent Annual Report and most recent Semi-Annual Report as filed with the Securities and Exchange Commission. Oral requests may be made by contacting the Fund at (888) 239-5135. Written requests should be sent to the address of the Fund appearing on the first page of this Proxy Statement.

                                           By Order of the Board of Directors,
                                           TANYA LEBSOCK
                                           Secretary

Lincoln, Nebraska
February    , 2005



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